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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 26, 2001


                            FRANKLIN RECEIVABLES LLC
                            ------------------------
             (Exact name of Registrant as Specified in its Charter)

           Delaware                       333-72180                      94-3301790
-------------------------------   ------------------------   --------------------------------
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
         Incorporation)


   47 West 200 South, Suite 500, Salt Lake City, Utah              84101
   --------------------------------------------------              -----
        (Address of Principal Executive Offices)                (Zip Code)


                                 (801) 238-6700
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)









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Item 5.  Other Events.

         On approximately December 13, 2001, the Registrant will cause the issuance and sale of approximately $300,000,000 initial principal amount of Franklin Auto Trust 2001-2 Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the "Notes") pursuant to an Indenture to be dated as of December 1, 2001, between Franklin Auto Trust 2001-2, as issuer, and The Bank of New York, as indenture trustee.

         In connection with the sale of the Notes, the Registrant has been advised by Salomon Smith Barney Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-72180, which Computational Materials are being filed as an exhibit to this report.

         The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information. The Computational Materials were prepared by the Registrant and the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the receivables underlying the Notes (the "Receivables") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Receivables will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                          Item 601(a) of Regulation S-K

Exhibit No.                Exhibit No.              Description

1                          99                       Computational Materials







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FRANKLIN RECEIVABLES LLC,


                                  By FRANKLIN CAPITAL CORPORATION,
                                  as managing member



                                  By:    /s/ Harold E. Miller, Jr.
                                         ---------------------------------------
                                         Harold E. Miller, Jr.
                                         President and Chief Executive Officer

November 26, 2001






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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.    Description
----------     -----------

    99         Computational Materials